Exhibit 10.18(E)

Execution Version

SECOND AMENDMENT TO

SEARCH AND ADVERTISING SERVICES AND SALES AGREEMENT

This Second Amendment to Search and Advertising Services and Sales Agreement (this “Second Amendment”) is entered into as of October 10, 2010 (“Second Amendment Effective Date”) by and between Yahoo! Inc., a Delaware corporation (“Yahoo!”) and Microsoft Corporation, a Washington corporation (“Microsoft”).

WHEREAS, Yahoo! and Microsoft are parties to that certain Search and Advertising Services and Sales Agreement, entered into as of December 4, 2009 (the “Agreement”), as amended by that certain First Amendment to Search and Advertising Services and Sales Agreement; and

WHEREAS, Yahoo! and Microsoft desire to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1. Definitions. Capitalized terms used but not defined herein have the same meanings given in the Agreement.

2. Data Elements. Sections 2.2.4(b) and (c) of the Agreement are deleted and replaced with the following:

“(b) The Microsoft API for Paid Search Services runtime will provide, [*], the following 15 data elements for each Paid Listing:

•	[*]

(c) Yahoo! may not use any of the optimization data provided by Microsoft to reverse engineer, disassemble or otherwise attempt to obtain Microsoft’s confidential information relating to the technology or algorithms associated with the Services. Yahoo! may not disclose to, or share with, any third party the [*], [*], or [*] elements provided by the Microsoft API. For clarity, the foregoing sentence does not apply to Yahoo!’s receipt of data through [*].”

3. Sales Exclusivity and Transition.

(a) The first sentence of Section 5.3.1 of the Agreement is amended by replacing the words “following the first Migration Date for a Premium Direct Advertiser in each Region” with the words “following the first Initial Implementation Date in each Region”.

(b) Section 5.4.1 of the Agreement is hereby deleted and replaced with the following:

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[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Execution Version

“5.4.1. Starting on the Initial Implementation Date in a country and except as otherwise set forth in Section 7.2.2 and Section 7.2.3 or as otherwise mutually agreed to by the parties in writing on a case-by-case basis, Yahoo! will perform all Paid Search Services and Contextual Advertising Services sales and sales functions, account management and Tier 1 Services (but not Tier 2 Services) in connection with each such Premium Direct Advertiser in the country. Yahoo! will provide Tier 1 Services at least at the same level as the service levels it provides Tier 1 Services to Yahoo!’s field and mid-tier category advertisers, as applicable, as of the Letter Agreement Effective Date.”

(c) The first sentence of Section 7.1.5 of the Agreement is amended by replacing the words “Beginning on the first Migration Date for each country” with the words “Beginning on the Initial Implementation Date for each country”.

(d) The first sentence of Section 7.2.1(a) of the Agreement is amended by replacing the words “and such exclusivity for each Premium Direct Advertiser commences on the Migration Date for such Premium Direct Advertiser” with the words “and such exclusivity for each Premium Direct Advertiser commences on the Initial Implementation Date in each country, except as otherwise agreed by the parties in writing on a case-by-case basis”.

4. Data.

(a) Definition of Covered Data. The third sentence of Section 13.2.2 of the Agreement is deleted and replaced with the following:

“‘Covered Data’ includes (i) such full IP address information; (ii) any Geo-Location data that Yahoo! elects to pass directly to Microsoft in connection with a Query, non-Internet Search Query or call to Microsoft in connection with the Services or Additional Services but limited to the jurisdictions in which such Geo-Location Data is subject to Privacy Laws that restrict the disclosure of such Geo-Location Data to third parties; (iii) any unique-end-user identifier, unique-device identifier, or unique-browser installation identifier (i.e., an identifier which is unique to a specific installation of a browser on a particular computer) provided or passed to Microsoft by Yahoo! or any Syndication Partner, (iv) the data referred to in the parties’ email correspondence of July 9, 2010 as the “[*]” and (v) other data that was collected by Yahoo! or Syndication Partners in connection with Yahoo!’s services and then passed directly by Yahoo! to Microsoft to the extent that the parties mutually agree in writing that such data should be provided to Microsoft and treated as Covered Data because (A) such data would have fallen within (i), (ii) or (iii) had it been collected in connection with the Services or Additional Services or (B) the parties otherwise agree that such data should be treated as Covered Data.”

5. Indemnity of Microsoft. The introductory clause of Section 16.2 of the Agreement is deleted and replaced with the following:

“Yahoo! will defend at Yahoo!’s cost (with legal counsel selected by Yahoo! and approved by Microsoft, which approval will not be unreasonably withheld) the Microsoft Indemnified Parties from and against any Third Party Claim and indemnify each of the

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[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Execution Version

Microsoft Indemnified Parties from all Covered Amounts, to the extent that the Third Party Claim is based upon:”

6. Guarantee Calculation. If the Initial Implementation Date for the [*] occurs during the [*], then the following amendments shall apply:

(a) Section 9.1.4 of the Agreement will be deleted and replaced with the following:

“9.1.4 Calculation of Guarantee From Microsoft to Yahoo!.

(a)	[*].

		(1)	[*].

		(2)	[*].

		(3)	[*].

		(4)	[*].

		(5)	[*].

(b)		[*].

		(1)	[*].

		(2)	[*].

		(3)	[*].

		(4)	[*].

(c)		[*].

(d)		[*].

(e)		The following table provides 3 illustrative calculations:

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[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Execution Version

[*]

Example 1	[*]		[*]		[*]
[*]	$	[*]	$	[*]	$	[*]
[*]	$	[*]	$	[*]	$	[*]

[*]	$	[*]	$	[*]	$	[*]

Example 2	[*]		[*]		[*]
[*]	$	[*]	$	[*]	$	[*]
[*]	$	[*]	$	[*]	$	[*]

[*]		$—		$—		$—

Example 3	[*]		[*]		[*]
[*]	$	[*]	$	[*]	$	[*]
[*]	$	[*]	$	[*]	$	[*]

[*]	$	[*]	$	[*]		$—

”

(b) Section 9.2.3(b) of the Agreement will be deleted and replaced with the following:

“(b) Guarantee Payments. Payments required to be paid pursuant to Section 9.1.4 (Guarantee), subject to any offsets permitted pursuant to Sections 9.1.4(a)(4), 9.1.4(b)(2) and 9.1.4(b)(3), shall be paid (or offset) within [*] after the last day of each calendar month for True-Up Periods that ended during such month.”

(c) Section 1(k) of the Exhibit E will be deleted and replaced with the following:

“(k)	“Reference Period” is defined as the time period that has the same beginning and end dates as the True-Up Period and occurs during the 12-month period immediately prior to the Initial Implementation Date in the applicable country. [*]”

(d) Section 2 of Exhibit E will be deleted and replaced with the following:

“2. True-Up Periods. For [*], there will be [*] consecutive ‘True-Up Periods’ comprised of [*]. For [*], there will be [*] consecutive “True-Up Periods” of [*] each starting on the Initial Implementation Date in such country. The “Guarantee Term” for each country refers collectively to all of its True-Up Periods.”

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[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Execution Version

(e) Sections 3.1(a)(1)(A) and 3.1(a)(2) of Exhibit E will be amended by deleting the words “[*]” in the first sentence.

(f) The first sentence of Section 3.1(a)(1)(B) of Exhibit E is amended by deleting the first sentence and replacing it with the following:

“‘GDP Adjustment’ is equal to [*] plus the percentage change in nominal GDP/capita from the Reference Period to the corresponding True-Up Period in that country, except for the [*] True-Up Period ([*] True-Up Period in the [*]), where the GDP Adjustment is measured as the change in nominal GDP/capita from the first ([*] for the [*]) Reference Period (the start and end dates of which are [*] preceding the True-Up Period) to the [*] True-Up Period in that country ([*] True-Up Period in the [*]).”

(g) Section 3.1(a)(1)(C) of Exhibit E will be deleted and replaced with the following:

“(C) Further, for the [*], during the [*] True Up Periods, the version of the data to use shall be the most current version of quarterly data available as of the end of each True Up Period. There will be no subsequent retroactive revisions to the GDP Data for the [*] True Up Periods. For the [*] True Up Period, the version of data to use shall be the most current version of quarterly data available as of the end of that True Up Period and subject to retroactive revision in the subsequent True Up Period. For the [*] True Up Period, the version of data to use shall be the most current version of quarterly data available as of the end of that True Up Period. For [*], the version of the data to use shall be the most current version of quarterly data available as of the end of each True Up Period, and subject to retroactive revision in the subsequent True Up Periods for the country until the [*] and final True Up Period at which time no further revision shall be undertaken. If quarterly data for a country is not reported or available, semi-annual data shall be used, or if semi-annual data is not available, then the annual version shall be used.”

(h) The parties agree that any [*] conducted prior to the date that the parties have identified as the [*] for Queries from Yahoo! Properties ([*]) for the [*] shall not trigger the Initial Implementation Date in the [*]. Notwithstanding the preamble of this Section 6, this Section 6(h) shall be effective immediately.

7. Serving Costs and Discount. Section 9.1.5(a) of the Agreement is deleted and replaced with the following:

“(a) Serving Costs. [*]. The reporting provided in Section 9.2.2(g) shall also include the amount due for this Section 9.1.5(a) broken down for Algorithmic Search Services, Paid Search Services and Contextual Advertising Services. [*].

(1)	[*].	[*].

(2)	[*].	[*].

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[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Execution Version

(3)	[*].	[*].

[*]

(4)	[*].	[*].

(5)	[*].	[*].

(6)	[*].	[*].

(7)	[*].	[*].

8. [*].

(a) Exhibit L, attached hereto, is hereby added to the Agreement. Section 9.1.5 of the Agreement is amended by adding new subsection (v) as follows:

“(v) Microsoft shall pay to Yahoo! the [*], if any, as set forth in [*].”

9. Miscellaneous. This Second Amendment will be governed and construed, to the extent applicable, in accordance with the laws of the State of New York, without regard to its conflict of law principles. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. This Second Amendment may be amended or modified only by a written agreement that (a) refers to this Second Amendment; and (b) is executed by an authorized representative of each party. This Second Amendment shall be binding on the parties hereto and their respective personal and legal representatives, successors, and permitted assigns. Except as expressly set forth herein, the Agreement remains in full force and effect and this Second Amendment shall not be construed to alter, amend or change any of the other terms or conditions set forth in the Agreement. To the extent of any conflict between this Second Amendment and any provisions of the Agreement, this Second Amendment shall control with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties by their duly authorized representatives have executed this Second Amendment as of the Second Amendment Effective Date.

YAHOO! INC.		MICROSOFT CORPORATION

By:	/s/ Mike Gupta	By:	/s/ Greg Nelson

Name:	Mike Gupta	Name:	Greg Nelson

Title:	SVP Finance	Title:	General Manager Search Alliance

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[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Execution Version

EXHIBIT L

[*]

1. Definitions. The following definitions apply to this Exhibit L:

(a) “Ad Unit” means an identifier or “source tag” submitted as part of an ad call to identify the source of traffic (or location of Results) from one or more Web sites, applications or other online digital properties.

(b) “[*]” means, for each applicable [*], the value set forth in the table below, as may be further adjusted by [*]:

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

(c) “CPA” means, with respect to a Customer, the cost per action, [*], based upon the performance of such Customer’s Paid Listings delivered through the Paid Search Services and the Contextual Advertising Services [*].

(d) “[*]” means [*].

(e) “[*]” means a Syndication Partner [*].

(f) “[*]” means all Ad Units for Syndication Properties [*] and [*] Ad Units for New Syndication Partners [*].

(g) “[*]” means the greater of [*].

(h) “[*]” means the Yahoo! Properties and the Microsoft O&O Properties [*].

(i) “[*]” means [*]. As used in this Exhibit L, [*].

(j) “[*]” means [*]. For example, [*].

(k) “[*]” is defined as [*]. For example, [*].

2. [*].

(a) Prior to January 2011, this Section 2 will not apply and Microsoft will [*].

(b) [*], the parties will share in the [*] under this Section 2. Notwithstanding the foregoing, Microsoft will not be required to [*].

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[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Execution Version

(c) The maximum amounts payable will be calculated as follows:

(A)	[*].

(B)	For example, if Microsoft [*].

(d) [*]. Yahoo! may choose to [*]. Yahoo! may choose to [*].

3. Mechanics.

(a) [*], Yahoo! will provide to Microsoft the [*].

(b) [*].

(c) After [*], this Exhibit L and associated restrictions relating to [*] shall no longer apply; [*].

(d) Microsoft’s Marketplace’s team will promptly inform Yahoo! of [*].

(e) [*], Microsoft will use commercially reasonable efforts to [*].

4. Miscellaneous.

(a) [*].

(b) The provisions of this Exhibit L apply [*]. However, the parties [*] to Paid Search Services and Contextual Advertising Services [*]. The parties intend to work together to reach agreement upon and document the details of such concept [*] as described in the prior sentence.

(c) [*].

(d) Nothing in this Exhibit L is intended to limit [*].

5. O&O. In addition to [*] of the Agreement, (i) Queries typed by end users (i.e., not clicks on links or preformed queries) for Web Internet Searches from Paid Search Services [*], but excluding [*] Yahoo! Results Pages and Microsoft Results Pages (as applicable), [*].

6. [*]. [*].

7. [*]. [*]. Until such update has been deployed, the parties will develop and thereafter use a mutually agreeable process to enable Yahoo! to obtain and use [*].

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[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.